                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-100999) of Popular, Inc. of our report dated June 30, 2003 relating to the financial statements of Equity One, Inc. Retirement & Savings Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers, LLP
-------------------------------
PricewaterhouseCoopers, LLP
New York, New York
June 30, 2003